UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2007

Glowpoint, Inc.
---------------
(Exact name of registrant as specified in its Charter)

Delaware	0-25940	77-0312442
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

225 Long Avenue Hillside, NJ		07205
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (312) 235-3888

Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a) On March 1, 2007, Glowpoint, Inc. (the “Company”) dismissed Eisner LLP ("Eisner") as its independent registered public accounting firm. The Company recently filed on Form 8-K its audited consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended. With its restructuring nearing completion and with the appointment of a new management team in April 2006, the Company determined it would be best to bring in an audit firm with a fresh perspective. The Audit Committee of the Company’s Board of Directors recommended and authorized the decision to change its independent registered public accounting firm.

The audit reports of Eisner on the Company's financial statements as of December 31, 2005 and 2004 and for the years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two years ended December 31, 2005 and during the subsequent interim period preceding the dismissal of Eisner, there were no disagreements between the Company and Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Eisner, would have required Eisner to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Company for such years.

During the Company’s two years ended December 31, 2005 and during the subsequent interim period preceding the dismissal of Eisner, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Eisner with a copy of this Form 8-K prior to its filing and requested that Eisner furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 1, 2007, is attached hereto as Exhibit 16.1.

(b) The Company engaged the accounting firm of Amper, Politziner & Mattia ("Amper") as its new independent accountants as of March 1, 2007. During the fiscal years ended 2004 and 2005 and the interim periods subsequent to December 31, 2005, the Company did not consult with Amper on the application of accounting principles to a specified transaction, either completed or proposed; on the type of audit opinion that might be rendered on the Company's financial statements; or on any matter that was the subject of a disagreement with Eisner or a reportable event. During the fiscal years ended 2004 and 2005 and the interim periods subsequent to December 31, 2005, the Company did not receive either written or oral advice from Amper that was a factor in reaching a decision as to any accounting, auditing or financial reporting issue.

On March 5, 2007, the Company issued a press release addressing the foregoing matters, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information regarding Dr. Bami Bastani and Mr. James S. Lusk joining the Board of Directors and its committees contained in the press release that is incorporated by reference under Item 4.01 above is also incorporated by reference into this Item 5.02.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma financial Information.

                                Not applicable.

(c)	Exhibits.

Exhibit No.	Description

Exhibit 16.1	Letter from Eisner LLP dated March 1, 2007.

Exhibit 99.1	Press release dated March 5, 2007 announcing the change of the Company’s independent registered public accounting firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

BY:	/s/ Michael Brandofino
Michael Brandofino
Chief Executive Officer and
President

Date: March 5, 2007